SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUNDS

Deutsche Unconstrained Income Fund Deutsche Unconstrained Income VIP

The following disclosure replaces similar disclosure in the “Main investments” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section contained within the summary section and the “FUND DETAILS” section of each fund’s prospectus.

The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment (senior loans) and other floating rate debt securities, exchange-traded funds (ETFs) and dividend-paying common stocks.

The following disclosure is added to the “Management process” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section contained within the “FUND DETAILS” section of each fund’s prospectus.

The fund may invest from time to time in ETFs that are managed by affiliates of the Advisor, including (1) series of db‐X Exchange‐Traded Funds Inc., which are managed by DBX Strategic Advisors LLC; and (2) series of DBX ETF Trust, which are managed by DBX Advisors LLC. Deutsche Investment Management Americas Inc., DBX Strategic Advisors LLC and DBX Advisors LLC are all subsidiaries of Deutsche Bank AG. The fund may also invest in securities of unaffiliated ETFs.

The following disclosure is added to the “MAIN RISKS” section contained within the summary section of each fund’s prospectus.

ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

The following disclosure is added to the “MAIN RISKS” section contained within the “FUND DETAILS” section of each fund’s prospectus.

ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.

Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

Please Retain This Supplement for Future Reference

November 21, 2014 PROSTKR‐454